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                                                                 EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the Company's previously filed Registration Statements File Nos. 33-65604, 33-66780, 33-51238, 33-59938,
33-64628, 33-64741, and 33-63523.


                                                ARTHUR ANDERSEN LLP


Atlanta, Georgia
August 5, 1997